SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE SECURITIES OR BLUE SKY LAWS. ALTHOUGH AN OFFERING STATEMENT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), THAT OFFERING STATEMENT DOES NOT INCLUDE THE SAME INFORMATION THAT WOULD BE INCLUDED IN A REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE MERITS OF THIS OFFERING OR THE ADEQUACY OR ACCURACY OF THE SUBSCRIPTION AGREEMENT OR ANY OTHER MATERIALS OR INFORMATION MADE AVAILABLE TO THE SUBSCRIBER IN CONNECTION WITH THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

INVESTORS WHO ARE NOT "ACCREDITED INVESTORS" (AS THAT TERM IS DEFINED IN SECTION 501(a) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT) ARE SUBJECT TO LIMITATIONS ON THE AMOUNT THEY MAY INVEST, AS SET OUT IN SECTION 3. THE COMPANY IS RELYING ON THE REPRESENTATIONS AND WARRANTIES SET FORTH BY EACH SUBSCRIBER IN THIS SUBSCRIPTION AGREEMENT AND THE OTHER INFORMATION PROVIDED BY THE SUBSCRIBER IN CONNECTION WITH THIS OFFERING TO DETERMINE THE APPLICABILITY TO THIS OFFERING OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PROSPECTIVE INVESTORS MAY NOT TREAT THE CONTENTS OF THE SUBSCRIPTION AGREEMENT, THE OFFERING CIRCULAR OR ANY OF THE OTHER MATERIALS (COLLECTIVELY, THE "OFFERING MATERIALS") OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES OR AGENTS (INCLUDING "TESTING THE WATERS" MATERIALS) AS INVESTMENT, LEGAL OR TAX ADVICE. IN MAKING AN INVESTMENT DECISION EACH PROSPECTIVE INVESTOR SHOULD CONSULT THE INVESTOR'S OWN COUNSEL, ACCOUNTANT AND OTHER PROFESSIONAL ADVISOR AS TO INVESTMENT, LEGAL, TAX AND OTHER RELATED MATTERS CONCERNING THE INVESTOR'S PROPOSED INVESTMENT.

THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. SEE "CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS" IN THE OFFERING CIRCULAR.

Ladies and Gentlemen:

1. Subscription.

(a) The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from Contact Gold Corp., a Nevada corporation (the "Company"), upon the terms and conditions set forth herein, such number of units of the Company ("Units") as set forth on the signature page hereto, for an aggregate purchase price (the "Purchase Price") equal to the product of (x) the aggregate number of Units the Subscriber has agreed to purchase and (y) the purchase price per Unit (the "Subscription Price") as set forth on the signature page hereto.  Each Unit consisting of one share of common stock, par value US$0.001 per share, of the Company (the "Unit Shares"), and one-half of one warrant of the Company (a "Warrant").  Each whole Warrant is exerciseable by the holder thereof to acquire, subject to adjustment in certain circumstances, one share of common stock of the Company (a "Warrant Share") at an exercise price of Cdn$0.27, on or before 4:30 p.m. (Vancouver time) on the date that is 24 months from the Closing Date.  The Warrants are governed by the terms of a Warrant Indenture (the "Warrant Indenture") between the Company and Computershare Trust Company of Canada (the "Warrant Agent").

(b) The Subscriber understands that the Units are being offered pursuant to an offering circular (the "Offering Circular") filed with the SEC as part of the Offering Statement on Form 1-A (the "Offering Statement"). By executing this Subscription Agreement, the Subscriber acknowledges that it has received this Subscription Agreement, copies of the Offering Circular and Offering Statement including exhibits thereto and any other information required by the Subscriber to make an investment decision.

(c) The Subscriber's subscription may be accepted or rejected in whole or in part, at any time prior to a Closing Date (as hereinafter defined), by the Company at its sole discretion. In addition, the Company, at its sole discretion, may allocate to the Subscriber only a portion of the number of the Units that the Subscriber has subscribed for. The Company will notify the Subscriber whether this subscription is accepted (whether in whole or in part) or rejected. If the Subscriber's subscription is rejected, the Subscriber's payment (or portion thereof if partially rejected) will be returned to the Subscriber without interest and all of the Subscriber's obligations hereunder shall terminate.

(d) In the event of rejection of this subscription in its entirety, or in the event the sale of the Units (or any portion thereof) is not consummated for any reason, this Subscription Agreement shall have no force or effect, except for Section 4 hereof, which shall remain in force and effect.

2. Purchase Procedure.

(a) The Shares are being offered by Cormark Securities Inc. and its U.S. affiliate, Cormark Securities (USA) Limited (collectively, the "Underwriters") on a "best efforts" basis. The completion of the purchase and sale of the Units (the "Closing") shall take place at a place and time (the "Closing Date") to be specified by the Company and the Underwriters in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(b) Upon satisfaction or waiver of all the conditions to closing set forth in the Offering Statement and the underwriting agreement between the Company and the Underwriters, at the Closing, (i) the Subscriber shall pay the Purchase Price by check or by wire transfer of immediately available funds to the Underwriters, and (ii) the Underwriters shall cause the Shares to be delivered to the Subscriber with the delivery of the Unit Shares to be made through The Depository Trust Corporation ("DTC") electronic settlement and through DTC participants, including the non-certificated inventory system of CDS Clearing and Depositary Services Inc. ("CDS").  The Underwriters and any participating broker dealers shall confirm, via the selected dealer agreement or master selected dealer agreement that it will comply with Exchange Act Rule 15c2-4.

(c) The Subscriber shall receive notice and evidence of the digital entry of the number of the Shares owned by the Subscriber reflected on the books and records of the Company and verified by Computershare Investor Services Inc. ("Transfer Agent"), which books and records shall bear a notation that the Shares were sold in reliance upon Regulation A under the Securities Act.

(d) Except in limited circumstances, the Warrants may be issued (i) in certificated form; (ii) through DTC electronic settlement and through DTC participants, including the non-certificated inventory system of CDS; (iii) on a non-certificated basis under the Direct Registration System (DRS) maintained by the Warrant Agent (including Computershare's QuickCert system), and the Subscriber shall receive notice and evidence of the digital entry of the number of the Warrants owned by the Subscriber reflected on the books and records of the Company and verified by the Warrant Agent, which books and records shall bear a notation that the Warrants were sold in reliance upon Regulation A under the Securities Act.

3. Representations and Warranties of the Subscriber. By executing this Subscription Agreement, the Subscriber (and, if the Subscriber is purchasing the Units subscribed for hereby in a fiduciary capacity, the person or persons for whom the Subscriber is so purchasing) represents and warrants, which representations and warranties are true and complete in all material respects as of the date hereof and as of such Subscriber's respective Closing Date(s):

(a) Requisite Power and Authority. Such Subscriber has all necessary power and authority under all applicable provisions of law to execute and deliver this Subscription Agreement and other agreements required hereunder and to carry out their provisions. All action on the Subscriber's part required for the lawful execution and delivery of this Subscription Agreement and other agreements required hereunder have been or will be effectively taken prior to the Closing Date. Upon their execution and delivery, this Subscription Agreement and other agreements required hereunder will be valid and binding obligations of the Subscriber, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) as limited by general principles of equity that restrict the availability of equitable remedies.

(b) Investment Representations. The Subscriber understands that the Units, Unit Shares, Warrants and Warrant Shares (collectively, the "Unit Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law. The Subscriber also understands that the Unit Securities are being offered and sold pursuant to an exemption from registration under Regulation A of the Securities Act based in part upon the Subscriber's representations contained in this Subscription Agreement.

(c) Accredited Investor Status or Investment Limits. The Subscriber represents that either:

(i) The Subscriber is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act; or

(ii) the Purchase Price, together with any other amounts previously used to purchase the Units in this offering, does not exceed 10% of the greater of the Subscriber's annual income or net worth (if the Subscriber is a natural person) or 10% of the greater of the Subscriber's revenue or net assets for such Subscriber's most recently completed fiscal year end (if such Subscriber is not a natural person).

The Subscriber represents that to the extent it has any questions with respect to its status as an accredited investor, or the application of the investment limits, it has sought professional advice.

(d) Qualified Purchaser. The Subscriber is a "qualified purchaser" as that term is defined in Regulation A (a "Qualified Purchaser").  The Subscriber agrees to promptly provide the Company and the Underwriters and their respective agents with such other information as may be reasonably necessary for them to confirm the Qualified Purchaser status of the Subscriber.

(e) Shareholder Information. Within five days after receipt of a request from the Company, the Subscriber hereby agrees to provide such information with respect to its status as a shareholder (or potential shareholder) and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is or may become subject.

(f) Company Information. The Subscriber understands that the Company is subject to all the risks that apply to early-stage companies, whether or not those risks are explicitly set out in the Offering Statement. The Subscriber has had such opportunity as it deems necessary to discuss the Company's business, management and financial affairs with representatives of the Company. The Subscriber has also had the opportunity to ask questions of and receive answers from the Company and its representatives regarding the terms and conditions of this investment. The Subscriber acknowledges that, except as set forth herein, no representations or warranties have been made to the Subscriber, or to the Subscriber's advisors or representatives, by the Company or others with respect to the business or prospects of the Company or its financial condition.

(g) Foreign Investors. If the Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Subscriber's subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

(h) Warrant Qualification.  Neither the Warrants nor the Warrant Shares have been registered under the Securities Act or any state securities laws, and the Warrants may be exericised only if the Warrant Shares are registered under the Securities Act and applicable state securities laws or an exemption from such registration requirements is available.  The offer and sale of the Units, Unit Shares, Warrants and Warrant Shares have been or will be qualified under Regulation A of the Securities Act, which permits the qualification of securities that issued upon exercise of outstanding warrants under Rule 251(a)(3)(C) and Rule 251(a)(3)(F) of the Securities Act; provided that the issuer is current in its annual and semi-annual filings pursuant to Rule 257(b) of the Securities Act.

4. Representations and Warranties of the Company. By its acceptance of this offer, the Company covenants, agrees and confirms that the Subscriber will have the benefit of all of the representations, warranties, covenants and conditions provided to or for the benefit of the Underwriters pursuant to the Underwriting Agreement.

5. Indemnity. The Subscriber agrees to indemnify and hold harmless the Underwriters, the Company and their respective officers, directors and affiliates, and each other person, if any, who controls any of the Underwriters or the Company within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all reasonable attorneys' fees, including attorneys' fees on appeal) and expenses reasonably incurred in investigating, preparing or defending against any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

6. Governing Law; Jurisdiction. This Subscription Agreement shall be governed and construed in accordance with the laws of the State of Nevada.

EACH OF THE SUBSCRIBER AND THE COMPANY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF NEVADA AND NO OTHER PLACE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS SUBSCRIPTION AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH OF THE SUBSCRIBER AND THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT. EACH OF THE SUBSCRIBER AND THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN THE MANNER AND IN THE ADDRESS SPECIFIED IN SECTION 6 AND THE SIGNATURE PAGE OF THIS SUBSCRIPTION AGREEMENT.

7. Notices. Notice, requests, demands and other communications relating to this Subscription Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, on the date of such delivery; or (b) mailed by registered or certified mail, postage prepaid, return receipt requested, in the third day after the posting thereof; or (c) emailed, telecopied or cabled, on the date of such delivery to the address of the respective parties as follows:

If to the Company, to: Contact Gold Corp. 400 Burrard St., Suite 1050 Vancouver, BC Canada V6C 3A6 Attention: John Wenger Email: wenger@contactgold.com	with a required copy to: Dorsey & Whitney LLP 1400 Wewatta Street, Suite 400 Denver, CO 80202 Attention: Kenneth Sam Email: sam.kenneth@dorsey.com
If to the Underwriters, to:

Cormark Securities Inc. Cormark Securities (USA) Ltd. Royal Bank Plaza, Tower North 200 Bay Street, Suite 1800 Toronto, ON Canada M5J 2J2 Attention: Paul Nieznalski Email: pnieznalski@cormark.com or to such other address as may be specified by written notice from time to time by the party entitled to receive such notice. Any notices, requests, demands or other communications by telecopy or cable shall be confirmed by letter given in accordance with (a) or (b) above.

Miscellaneous.

(a) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require.

(b) This Subscription Agreement is not transferable or assignable by the Subscriber.

(c) The representations, warranties and agreements contained herein shall be deemed to be made by and be binding upon the Subscriber and its heirs, executors, administrators and successors and shall inure to the benefit of the Company and its successors and assigns.

(d) None of the provisions of this Subscription Agreement may be waived, changed or terminated orally or otherwise, except as specifically set forth herein or except by a writing signed by the Company and the Subscriber.

(e) In the event any part of this Subscription Agreement is found to be void or unenforceable, the remaining provisions are intended to be separable and binding with the same effect as if the void or unenforceable part were never the subject of agreement.

(f) The invalidity, illegality or unenforceability of one or more of the provisions of this Subscription Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Subscription Agreement in such jurisdiction or the validity, legality or enforceability of this Subscription Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

(g) This Subscription Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

(h) The terms and provisions of this Subscription Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer, and no provision hereof shall confer, third-party beneficiary rights upon any other person.

(i) The headings used in this Subscription Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(j) This Subscription Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(k) If any recapitalization or other transaction affecting the stock of the Company is effected, then any new, substituted or additional securities or other property which is distributed with respect to the Shares shall be immediately subject to this Subscription Agreement, to the same extent that the Shares, immediately prior thereto, shall have been covered by this Subscription Agreement.

(l) No failure or delay by any party in exercising any right, power or privilege under this Subscription Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

[SIGNATURE PAGE FOLLOWS]

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned, desiring to purchase the Shares of Contact Gold Corp. (the "Company"), by executing this signature page, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Subscriber Information and Signature	Purchase Price
(Name of Subscriber)	Number of Shares of Units:
x the Subscription Price = Cdn$0.20 _____
By: _______________________________________________ Authorized Signature	Aggregate Purchase Price:_____________________________ (the "Purchase Price")

(Official Capacity or Title - if the Subscriber is not an individual)

_________________________________________________________
(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

_________________________________________________________
(Subscriber's Residential Address, including Municipality and Province or State)

_________________________________________________________

_________________________________________________________
(Subscriber's Telephone Number)                     (Email Address)

Certifications:  Please Check One of the Following

__________ (i) The undersigned is an "accredited investor" (as that term is defined in Rule 501(a) of Regulation D under the Securities Act) because the undersigned meets the criteria set forth in the following paragraph(s) of Appendix A attached hereto; or

__________ (ii) The Purchase Price set forth above (together with any previous investments in the Units pursuant to this offering) does not exceed 10% of the greater of (X) the undersigned's net worth or annual income (if the undersigned is a natural person) or (Y) revenue or net assets for the undersigned's most recently completed fiscal year end (if such Subscriber is not a natural person); or

_________ (iii) The undersigned is resident in the UK or the EU and has completed (A) the UK Investor Appendix (Appendix B) and the EEA Investor Appendix (Appendix C), each attached hereto, as a "Qualified Investor"; or

_________ (iv) The undersigned is resident in Switzerland and has completed the SWITZERLAND Investor Appendix (Appendix D) attached hereto, as a Switzerland Investor.

_________ (v) The undersigned is resident in Hong Kong and has completed the HONG KONG Investor Appendix (Appendix E) attached hereto, as a Hong Kong Investor.

It is anticipated that the Unit Shares purchased hereunder will be deposited electronically with The Depository Trust Corporation ("DTC") system or through participants, including CDS Clearing and Depository Services Inc. ("CDS") through its book-based system administered by CDS on the Closing Date (as defined herein). In such case, the Subscriber (as defined herein) understands and acknowledges that securities purchased hereunder will be registered in the name of Cede & Co. (DTC's nominee), CDS, or its nominee, and held by, or on behalf of, DTC or CDS and the Subscriber will not be entitled to receive definitive certificates or other instruments from the Company or DTC or CDS representing their interest in the securities purchased hereunder. The Subscriber will receive only a customer confirmation from the registered dealer who is a DTC or CDS participant and from or through whom the securities hereunder are purchased against payment of the Purchase Price.  Except in limited circumstances, the Warrants may be issued (i) in certificated form; (ii) through DTC electronic settlement and through DTC participants, including the non-certificated inventory system of CDS; (iii) on a non-certificated basis under the Direct Registration System (DRS) maintained by the Warrant Agent (including Computershare's QuickCert system), and the Subscriber shall receive notice and evidence of the digital entry of the number of the Warrants owned by the Subscriber reflected on the books and records of the Company and verified by the Warrant Agent.

Account Registration Information:

_________________________________________________________
(Name)

_________________________________________________________
(Account Reference, if applicable)

_________________________________________________________

_________________________________________________________
(Address, including Postal or Zip Code)

Delivery Instructions:

_________________________________________________________
(Name)

_________________________________________________________
(Account Reference, if applicable)

_________________________________________________________

_________________________________________________________
(Address, including Postal or Zip Code)

_________________________________________________________

(Telephone Number) (Fax Number)

_________________________________________________________

(Contact Name)

APPENDIX A

An accredited investor includes the following categories of investor:

(1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

(3) Any organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person's spouse, exceeds U.S.$1,000,000.

Except as provided in paragraph (a)(5)(ii) of this section, for purposes of calculating net worth under this paragraph (a)(5):

(A) The person's primary residence shall not be included as an asset;

(B) Indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(C) Indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

(6) Any natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(8) Any entity in which all of the equity owners are accredited investors.

APPENDIX B

UK INVESTOR APPENDIX

1. The terms, conditions and representations set out in this UK Investor Appendix apply to a proposed investment by any Subscriber that is a body corporate incorporated in, or whose place of business is in, the United Kingdom ("UK Investor").  The undersigned, being a UK Investor desiring to purchase Shares of Contact Gold Corp. ("Company"), by executing this UK Investor Appendix, hereby executes, adopts and agrees to the further terms, conditions and representations set out in this UK Investor Appendix which are supplemental to the terms, conditions and representations set out in the main body of the Subscription Agreement to which this UK Investor Appendix is appended. In the event of any conflict between the provisions of this UK Investor Appendix and the provisions of the main body of the Subscription Agreement, the provisions of this UK Investor Appendix shall prevail in respect of the undersigned. Capitalised terms not otherwise defined in this UK Investor Appendix shall have the meanings given to them in the Subscription Agreement.

2. Further to and without prejudice to the provisions of Section 3(g) of the Subscription Agreement, the undersigned Subscriber irrevocably acknowledges, undertakes, represents, warrants and agrees (as the case may be) that:

2.1. it is a "qualified investor" within the meaning of Article 2(e) of Regulation (EU) 2017/1129 ("Prospectus Regulation") who is a person of a kind described in Article 19(5) (Investment Professionals) and/or 49(2) (high net worth companies etc.) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended;

2.2. it is acting as principal on its own account and not as agent for or on behalf of any other person;

2.3. it is subscribing for Shares for investment only and not for resale or distribution;

2.4. none of the Offering Circular, Offering Statement or Subscription Agreement has been approved by the Underwriters or any authorised person under section 21 of the Financial Services and Markets Act 2000 ("FSMA") and it will not therefore be subject to the controls which would apply if it was made or approved as financial promotion by an authorised person; and

2.5. it is aware of and acknowledges that it has complied with and will comply with all applicable provisions of FSMA with respect to anything done by it in relation to the Shares in, from or otherwise involving, the United Kingdom.

3. The acknowledgements, undertakings, representations, warranties and commitments contained in this UK Investor Appendix are given to the Company and to the Underwriters for themselves and on behalf of the Company and are irrevocable.

4. For the avoidance of doubt the indemnity at Section 5 of the Subscription Agreement applies to the acknowledgements, undertakings, representations, warranties and commitments contained in this UK Investor Appendix.

Full name of UK Investor: ...................................................

Signature ............................................. Dated ............................................ 2020

A body corporate should execute under the hand of its duly authorised representative who should state the capacity in which he or she signs.

APPENDIX C

EEA INVESTOR APPENDIX

1. The terms, conditions and representations set out in this EEA Investor Appendix apply to a proposed investment by any Subscriber that is a body corporate incorporated in, or whose place of business is in, a member state of the European Economic Area ("EEA Investor").  The undersigned, being an EEA Investor desiring to purchase Shares of Contact Gold Corp. ("Company"), by executing this EEA Investor Appendix, hereby executes, adopts and agrees to the further terms, conditions and representations set out in this EEA Investor Appendix which are supplemental to the terms, conditions and representations set out in the main body of the Subscription Agreement to which this EEA Investor Appendix is appended. In the event of any conflict between the provisions of this EEA Investor Appendix and the provisions of the main body of the Subscription Agreement, the provisions of this EEA Investor Appendix shall prevail in respect of the undersigned. Capitalised terms not otherwise defined in this EEA Investor Appendix shall have the meanings given to them in the Subscription Agreement.

2. Further to and without prejudice to the provisions of Section 3(g) of the Subscription Agreement, the undersigned Subscriber irrevocably acknowledges, undertakes, represents, warrants and agrees (as the case may be) that:

2.1. it is a "qualified investor" within the meaning of Article 2(e) of Regulation (EEA) 2017/1129 ("Prospectus Regulation");

2.2. it is acting as principal on its own account and not as agent for or on behalf of any other person;

2.3. it is subscribing for Shares for investment only and not for resale or distribution;

2.4. none of the Offering Circular, Offering Statement or Subscription Agreement has been approved by the Underwriters or any competent authority in a member state of the European Economic Area or approved by a competent authority in another such member state and notified to the competent authority in that member state in accordance with the Prospectus Regulation; and

2.5. it is aware of and acknowledges that it has complied with and will comply with all applicable provisions of the Prospectus Regulations and any applicable laws and regulations with respect to anything done by it in relation to the Shares in, from or otherwise involving, the member state in which it is incorporated or where its place of business is located.

3. The acknowledgements, undertakings, representations, warranties and commitments contained in this EEA Investor Appendix are given to the Company and to the Underwriters for themselves and on behalf of the Company and are irrevocable.

4. For the avoidance of doubt the indemnity at Section 5 of the Subscription Agreement applies to the acknowledgements, undertakings, representations, warranties and commitments contained in this EEA Investor Appendix.

Full name of EEA Investor: ...................................................

Signature ............................................. Dated ............................................ 2020

A body corporate should execute under the hand of its duly authorised representative who should state the capacity in which he or she signs.

APPENDIX D

SWITZERLAND INVESTOR APPENDIX

1.  The terms, conditions and representations set out in this SWITZERLAND Investor Appendix apply to a proposed investment by any Subscriber that is located in Switzerland ("SWITZERLAND Investor").  The undersigned, being a SWITZERLAND Investor desiring to purchase Shares of Contact Gold Corp. ("Company"), by executing this SWITZERLAND Investor Appendix, hereby executes, adopts and agrees to the further terms, conditions and representations set out in this SWITZERLAND Investor Appendix which are supplemental to the terms, conditions and representations set out in the main body of the Subscription Agreement to which this SWITZERLAND Investor Appendix is appended. In the event of any conflict between the provisions of this SWITZERLAND Investor Appendix and the provisions of the main body of the Subscription Agreement, the provisions of this SWITZERLAND Investor Appendix shall prevail in respect of the undersigned. Capitalised terms not otherwise defined in this SWITZERLAND Investor Appendix shall have the meanings given to them in the Subscription Agreement.

2.  Further to and without prejudice to the provisions of Section 3(g) of the Subscription Agreement, the undersigned Subscriber irrevocably acknowledges, undertakes, represents, warrants and agrees (as the case may be) that:

2.1.  it is acting as principal on its own account and not as agent for or on behalf of any other person; and

2.2.  none of the Offering Circular, Offering Statement or Subscription Agreement has been approved by the relevant review body pursuant to article 54(2) of the Swiss Financial Services Act ("FinSA"); and

2.3 no application has or will be made to admit the Shares to trading on any trading venue (exchange or multilateral trading facility) in Switzerland.

3.  The acknowledgements, undertakings, representations, warranties and commitments contained in this SWITZERLAND Investor Appendix are given to the Company and to the Underwriters for themselves and on behalf of the Company and are irrevocable.

4.  For the avoidance of doubt the indemnity at Section 5 of the Subscription Agreement applies to the acknowledgements, undertakings, representations, warranties and commitments contained in this SWITZERLAND Investor Appendix.

Full name of SWITZERLAND Investor: ____________________________________

Signature ________________________ Dated ___________________________ 2020

A body corporate should execute under the hand of its duly authorised representative who should state the capacity in which he or she signs.

No Public Offering into Switzerland

This Offering Circular, Offering Statement is not intended to constitute an offer or solicitation to purchase or invest in the Offered Units. The Offered Units may not be publicly offered, directly or indirectly, in Switzerland within the meaning of the Swiss Financial Services Act ("FinSA") and no application has or will be made to admit the [Offered Units] to trading on any trading venue (exchange or multilateral trading facility) in Switzerland. Neither this document nor any other offering or marketing material relating to the securities constitutes a prospectus pursuant to the FinSA, and neither this document nor any other offering or marketing material relating to the Offered Units may be publicly distributed or otherwise made publicly available in Switzerland.

APPENDIX E

HONG KONG INVESTOR APPENDIX

WARNING

The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

1. The terms, conditions and representations set out in this Hong Kong Investor Appendix apply to a proposed investment by any Subscriber that is located in Hong Kong ("HK Investor"). The undersigned, being a HK Investor desiring to purchase Shares of Contact Gold Corp. ("Company"), by executing this HK Investor Appendix, hereby executes, adopts and agrees to the further terms, conditions and representations set out in this HK Investor Appendix which are supplemental to the terms, conditions and representations set out in the main body of the Subscription Agreement to which this HK Investor Appendix is appended. In the event of any conflict between the provisions of this HK Investor Appendix and the provisions of the main body of the Subscription Agreement, the provisions of this HK Investor Appendix shall prevail in respect of the undersigned. Capitalised terms not otherwise defined in this HK Investor Appendix shall have the meanings given to them in the Subscription Agreement.

2. Further to and without prejudice to the provisions of Section 3(g) of the Subscription Agreement, the undersigned Subscriber irrevocably acknowledges, undertakes, represents, warrants and agrees (as the case may be) that:

2.1. it is a "professional investor" within the meaning of the Securities and Futures Ordinance, Chapter 571 of the laws of Hong Kong and its rules as amended;

2.2. it is acting as principal on its own account and not as agent for or on behalf of any other person;

2.3. it is subscribing for Shares for investment only and not for resale or distribution;

2.4. none of the Offering Circular, Offering Statement or Subscription Agreement has been approved by the Securities And Futures Commission of Hong Kong, and/or any regulatory bodies in Hong Kong; and

2.5. it is aware of and acknowledges that it has complied with and will comply with all applicable provisions and rules of the Securities and Futures Ordinance, Chapter 571 of the laws of Hong Kong, with respect to anything done by it in relation to the Shares in, from or otherwise involving Hong Kong.

3. The acknowledgements, undertakings, representations, warranties and commitments contained in this HK Investor Appendix are given to the Company and to the Underwriters for themselves and on behalf of the Company and are irrevocable.

4. For the avoidance of doubt the indemnity at Section 5 of the Subscription Agreement applies to the acknowledgements, undertakings, representations, warranties and commitments contained in this HK Investor Appendix.

Full name of HK Investor: ...................................................

Signature ............................................. Dated ............................................ 2020

A body corporate should execute under the hand of its duly authorized representative who should state the capacity in which he or she signs, and should state the words : For and On Behalf of the [Full name of the body corporate].

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